1 Contact: Elie Sugarman ir@bsig.com (617) 369-7300 Exhibit 99.1 BrightSphere Reports Financial and Operating Results for the Fourth Quarter Ended December 31, 2021 • U.S. GAAP earnings per share of $0.53 for the quarter, compared to $2.42 for Q4'20; Q4'20 included $1.90 per share from gain on sale of Barrow Hanley Mewhinney & Strauss, LLC (“Barrow Hanley”) • ENI earnings per share of $0.53 for the quarter, compared to $0.28 for Q4'20 (excluding Landmark Partners (“Landmark”) and Thompson, Siegel & Walmsley, LLC (“TSW”)) • Net client cash flows (“NCCF”) for the quarter of $(0.8) billion • AUM of $117.2 billion at December 31, 2021 compared to $113.7 billion at September 30, 2021, driven by market appreciation • 89%, 82%, 86% and 90% of Acadian Asset Management’s (“Acadian”) strategies by revenue beat their respective benchmarks over the prior 1-, 3-, 5-, and 10- year periods as of December 31, 2021 • Repurchased 35.6 million shares of common stock (approximately $1.1 billion, 45% of total outstanding common stock) in December 2021 • Completed full redemption of $125 million aggregate principal amount of 5.125% Senior Notes in January 2022 BOSTON - February 3, 2022 - BrightSphere Investment Group Inc. (NYSE: BSIG) reports its results for the fourth quarter ended December 31, 2021. Suren Rana, BrightSphere’s President and Chief Executive Officer said, “Having completed the divestitures of all our affiliates other than Acadian over the last few quarters, fourth quarter of 2021 was the first quarter with the Company operating as a pure-play and differentiated quant-focused business rather than a multi-boutique asset manager. We are now a market leading business focused on providing quantitative strategies and solutions to institutional clients around the globe and we are pleased that in Q4 ’21, we continued to outperform for our clients and produced strong financial results. As of December 31, 2021, 89%, 82%, 86% and 90% of our strategies by revenue beat their respective benchmarks over the prior 1-, 3-, 5-, and 10- year periods. Turning to our financial results, the Company produced ENI earnings per share of $0.53 for the fourth quarter of 2021 compared to $0.28 in the fourth quarter of 2020 and $0.28 in the third quarter of 2021. Acadian, our sole operating business, generated $87.6 million of Adjusted EBITDA in the fourth quarter of 2021 compared to $40.4 million in the fourth quarter of 2020 and $49.1 million in the third quarter of 2021. The increase in EBITDA and EPS compared to prior quarters was primarily driven by strong performance fees. Acadian’s net client cash flows in the fourth quarter of 2021 were $(0.8) billion with an annualized revenue impact of $0.1 million compared to net client cash flows of $(1.3) billion with an annualized revenue impact of $(6.1) million for Q4'20. We returned $1.1 billion of capital to our shareholders by buying back 45% of our outstanding shares through the tender offer in December 2021. Subsequent to the quarter-end, we also redeemed $125 million of retail notes. Pro forma for this redemption, our cash balance is $125 million. We expect to continue deploying excess capital toward share repurchases and to support organic growth.”

2 Dividend Declaration The Company’s Board of Directors approved a quarterly interim dividend of $0.01 per share payable on March 25, 2022 to shareholders of record as of the close of business on March 11, 2022. Conference Call Dial-in The Company will hold a conference call and simultaneous webcast to discuss the results at 11:00 a.m. Eastern Time on February 3, 2022. To listen to the call or view the webcast, participants should: Dial-in: Toll Free Dial-in Number: (888) 330-3451 International Dial-in Number: (646) 960-0843 Conference ID: 2259293 Link to Webcast: http://events.q4inc.com/attendee/453877814 Dial-in Replay: A replay of the call will be available beginning approximately one hour after its conclusion either on BrightSphere’s website, at https://ir.bsig.com or at: Toll Free Dial-in Number: (800) 770-2030 International Dial-in Number: (647) 362-9199 Conference ID: 2259293 About BrightSphere BrightSphere is a global asset management company with one operating subsidiary, Acadian Asset Management, with approximately $117 billion of assets under management as of December 31, 2021. Through Acadian, BrightSphere offers institutional investors across the globe access to a wide array of leading quantitative and solutions-based strategies designed to meet a range of risk and return objectives. For more information, please visit BrightSphere’s website at www.bsig.com. Information that may be important to investors will be routinely posted on our website.

3 Forward Looking Statements This communication includes forward-looking statements which may include, from time to time, anticipated revenues, margins, operating expense and variable compensation ratios, cash flows or earnings growth profile, anticipated performance of the Company’s business and the composition of the Company’s business going forward, expected sector trends and their potential impact, expected future net cash flows, expected uses of future capital, capital management, including expectations regarding market conditions. The words or phrases ‘‘will likely result,’’ ‘‘are expected to,’’ ‘‘will continue,’’ ‘‘is anticipated,’’ ‘‘can be,’’ ‘‘may be,’’ ‘‘aim to,’’ ‘‘may affect,’’ ‘‘may depend,’’ ‘‘intends,’’ ‘‘expects,’’ ‘‘believes,’’ ‘‘estimate,’’ ‘‘project,’’ and other similar expressions are intended to identify such forward-looking statements. Such statements are subject to various known and unknown risks and uncertainties and readers should be cautioned that any forward-looking information provided by or on behalf of the Company is not a guarantee of future performance. Actual results may differ materially from those in forward-looking information as a result of various factors, some of which are beyond the Company’s control, including but not limited to those discussed above and elsewhere in this communication and in the Company’s most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 1, 2021, and subsequent SEC filings, including risks related to the disruption caused by the COVID-19 pandemic, which has and is expected to materially affect our business, financial condition, results of operations and cash flows for an extended period of time. Due to such risks and uncertainties and other factors, the Company cautions each person receiving such forward-looking information not to place undue reliance on such statements. Further, such forward-looking statements speak only as of the date of this communication and the Company undertakes no obligations to update any forward looking statement to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events. This communication does not constitute an offer for any fund managed by the Company or any Affiliate of the Company. Non-GAAP Financial Measures This communication contains non-GAAP financial measures. Reconciliations of GAAP to non-GAAP financial measures are included in the Reconciliations and Disclosures section of this communication. Additional reconciliations with respect to certain segment measures are included in the Supplemental Information section of this communication.

4 Q4 2021 EARNINGS PRESENTATION February 3, 2022

5 • U.S. GAAP EPS of $0.53 for Q4'21 compared to $2.42 for Q4'20; Q4'20 EPS included $1.90 per share from gain on sale of Barrow Hanley • ENI EPS of $0.53 for the quarter compared to $0.28 for Q4'20(1) • Investment performance continued to be strong with 89%, 82%, 86% and 90% of strategies by revenue beating their benchmarks over the prior 1-, 3-, 5-, and 10-year periods, respectively, as of December 31, 2021 • Total AUM of $117.2 billion as of December 31, 2021, a 3.1% increase from September 30, 2021, driven by market appreciation • NCCF of $(0.8) billion for Q4'21; annualized revenue impact from Q4'21 flows of $0.1 million • Returned $1.1 billion of capital to shareholders via repurchases of 45% of total outstanding shares through tender offer and related repurchases in Q4'21 • Completed full redemption of $125 million aggregate principal amount outstanding of 5.125% Senior Notes in January 2022; net leverage ratio of 0.7x as of December 31, 2021 • Cash balance of $125 million pro forma for redemption of $125 million Senior Notes; expect to continue deploying excess capital toward share repurchases and to support organic growth BrightSphere Highlights Q4'21 Highlights __________________________________________________________ Please see Definitions and Additional Notes (1) Reflects reclassification of Landmark and TSW to discontinued operations among other adjustments.

6 • Total revenue increased 34.9% from Q4'20 primarily due to higher performance fees • Operating expenses increased 21.8% from Q4'20 driven by an increase in variable compensation primarily due to the variable compensation earned on performance fees which is recognized over a contractual vesting period and an increase in other variable compensation • Income tax expense decreased (78.1)% from Q4'20 primarily due to lower earnings in Q4’21 driven by gain on the sale of Barrow Hanley in Q4’20 and the Barrow Hanley nondeductible goodwill adjustment in Q4'20; the overall decrease was offset by increases attributable to state tax rules, nondeductible executive compensation and adjustments to uncertain tax positions • U.S. GAAP net income attributable to controlling interests and diluted earnings per share decreased from Q4'20 primarily due to the gain on sale of Barrow Hanley included in Q4'20 U.S. GAAP Statement of Operations ($ in millions, unless otherwise noted) Three Months Ended December 31, December 31, Increase (Decrease) September 30, 2021 2020 2021 Management fees $ 106.5 $ 112.5 (5.3) % $ 111.4 Performance fees 56.4 5.3 964.2% 3.4 Other revenue — 2.1 n/m 3.1 Consolidated Funds’ revenue — 0.9 n/m — Total revenue 162.9 120.8 34.9% 117.9 Compensation and benefits 91.4 65.0 40.6% 67.2 General and administrative 17.6 23.8 (26.1) % 16.5 Amortization of acquired intangibles — — — % 0.1 Depreciation and amortization 5.4 5.0 8.0% 5.4 Consolidated Funds’ expense — 0.1 n/m — Total operating expenses 114.4 93.9 21.8% 89.2 Operating income 48.5 26.9 80.3% 28.7 Investment income 0.7 8.1 (91.4) % 0.3 Interest income 0.1 0.1 — % — Interest expense (6.1) (6.4) (4.7) % (6.2) Gain on sale of Affiliates 15.3 234.1 (93.5) % 34.6 Net consolidated Funds’ investment gains — 2.5 n/m — Income from continuing operations before taxes 58.5 265.3 (77.9) % 57.4 Income tax expense 16.5 75.5 (78.1) % 14.5 Income from continuing operations 42.0 189.8 (77.9) % 42.9 Income from discontinued operations, net of tax(1) 0.8 15.7 (94.9) % 1.2 Gain (loss) on disposal of discontinued operations, net of tax (3.6) — n/m 185.4 Net income 39.2 205.5 (80.9) % 229.5 Net income (loss) attributable to non-controlling interests — 7.5 n/m — Net income attributable to controlling interests $ 39.2 $ 198.0 (80.2) % $ 229.5 Earnings per share, basic, $ $ 0.55 $ 2.49 (77.9) % $ 2.88 Earnings per share, diluted, $ $ 0.53 $ 2.42 (78.1) % $ 2.76 Basic shares outstanding (in millions) 70.6 79.6 79.6 Diluted shares outstanding (in millions) 73.5 81.8 83.2 U.S. GAAP operating margin 30% 22% 750 bps 24 % Pre-tax income from continuing operations attributable to controlling interests $ 58.5 $ 263.3 (77.8) % $ 57.4 Net income from continuing operations attributable to controlling interests $ 42.0 $ 187.8 (77.6) % $ 42.9 Q4'21 vs. Q4'20 __________________________________________________________ Please see Definitions and Additional Notes (1) Reflects reclassification of Landmark and TSW to discontinued operations. (1)

7 Equal-Weighted 68% 71% 86% 3-Year 5-Year 10-Year 0% 50% 100% Acadian Financial Highlights • Segment NCCF of $(0.8) billion with $0.1 million annualized revenue impact for Q4'21 compared to $(1.3) billion with annualized revenue impact of $(6.1) million for Q4'20; AUM increased 9.5% from Q4'20 as a result of strong market performance • Investment performance remained strong in Q4'21 with a continued long-term track record of out-performance • Segment ENI increased 130.3% in Q4'21 compared to Q4'20 mainly due to strong year-end 2021 performance fees and market appreciation. The increase in operating margin to 52.9% in Q4'21 compared to 38.3% in Q4'20 was driven by a 68.1% increase in revenue, partially offset by variable compensation earned on performance fee revenue, which is recognized over a contractual vesting period Investment Performance Q3'21 81% 85% 88% Q4'20 43% 50% 90% Q3'21 65% 71% 85% Q4'20 39% 54% 89% Asset-Weighted 73% 77% 83% 3-Year 5-Year 10-Year 0% 50% 100% Q3'21 72% 76% 82% Q4'20 36% 43% 85% Key Performance Metrics(1) Three Months Ended December 31, Three Months Ended September 30, 2021 2020 Increase (Decrease) 2021 Increase (Decrease) Operational Information AUM $b $ 117.2 $ 107.0 9.5% $ 113.7 3.1 % Average AUM $b $ 114.0 $ 99.0 15.2% $ 116.8 (2.4) % NCCF $b $ (0.8) $ (1.3) $ 0.5 $ (0.7) $ (0.1) Annualized Revenue Impact of NCCF $m $ 0.1 $ (6.1) $ 6.2 $ (1.6) $ 1.7 ENI management fee rate (bps) 37 37 — 37 — Economic Net Income Basis ENI Revenue $m $ 162.9 $ 96.9 68.1% $ 110.6 47.3 % Segment Economic Net Income $m $ 82.2 $ 35.7 130.3% $ 43.9 87.2 % ENI Operating Margin 52.9% 38.3% 1460 bps 43.1% 980 bps Adjusted EBITDA $m $ 87.6 $ 40.4 116.8% $ 49.1 78.4% ___________________________________________________________ Please see Definitions and Additional Notes (1) Acadian’s liquid alternative AUM and revenues are excluded for the three months ended December 31, 2020. (2) As of December 31, 2021, Acadian’s assets representing 89% of revenue were outperforming benchmarks on a 1- year basis, compared to 47% at December 31, 2020 and 88% at September 30, 2021. (2)Revenue-Weighted 82% 86% 90% 3-Year 5-Year 10-Year 0% 50% 100%

8 Acadian Platform Overview • Leading, at-scale, systematic investment manager with a track record of over 35 years and $117.2 billion in AUM as of December 31, 2021 • Quant-focused investment platform with strength across team, technology and data, offering unique capabilities in long- only active, multi-asset class, ESG, managed volatility and long-short • Strong investment performance with more than 80% of strategies outperforming benchmarks over short and long-term horizons • Diversified offerings with more than 70 strategies across developed and emerging markets; approximately 80% of AUM invested outside the U.S. • Long-standing relationships with 950+ premier global institutional clients (average client relationship of 8 years) • Experienced management team with a proven track record (average tenure of 20 years at Acadian) Business Overview Investment Team Investment Data 70 Team Members 23 Advanced Degrees 15 Average Years of Experience Flexible, Modular Platforms 200 Million Observations Daily 32 Terabyte Database 150+ Global Markets Over 43,000 Traded Assets 121 Team Members 26 PhDs, 40 CFAs 110 Advanced Degrees 15 Average Years of Experience Technology Platform

9 Acadian Product Performance % Beating Benchmark (Revenue-Weighted) 89% 82% 86% 90% 1-Year 3-Year 5-Year 10-Year —% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Investment Outperformance across 1-, 3-, 5-, and 10-Year Horizons ___________________________________________________________ Please see Definitions and Additional Notes (1) Data as of December 31, 2021. (1)

10 History of Strong AUM Growth Acadian's Total Ending AUM 2011 - December 31, 2021 $42.2 $51.9 $65.2 $70.3 $66.8 $75.0 $97.7 $86.2 $101.9 $107.4 $117.2 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 $110.0 $120.0 $B

11 Developed Markets 73.7% Emerging Markets 23.8% U.S. Equity 2.5% (in billions) USA 65.8% Europe 17.2% Asia 4.7%Australia 5.0% Other 7.3% Public/Government 44.9% Commingled Trust/UCIT 22.3% Corporate/ Union 13.5% Sub-advisory 12.0% Other 7.3% AUM by Client Type AUM by Client Location Total: $117.2 billion(1) Diversified Asset Base ___________________________________________________________ Please see Definitions and Additional Notes (1) Data as of December 31, 2021 AUM by Strategy

12 • Integration: Analysis of non-financial considerations integrated into the investment process • Active Ownership: Vote proxies when delegated proxy voting responsibility, to provide consistency with agreed-on ESG principles • Governance and Monitoring: Governed by the firm’s Responsible Investing Committee, comprised of senior executives • Behavioral-finance perspective: leveraging well established biases of overconfidence leading to demand for high-risk stocks in excess of fundamental justifications Investment Capabilities Active Long-Only Equity Diversified Quant offerings including ESG-focused strategies Capability Attributes & Approach Multi-Asset Class Responsible Investing Long Short Equity Managed Volatility Equity • Portfolios implemented via long/short positions across Equities, Bonds, FX, Commodities, and Volatility, using multiple instrument types, with an investment universe comprising over 100 different markets • Return models use intrinsic factors (e.g., Value, Carry, Quality) and cross-asset factors incorporating macro themes (e.g., Growth, Inflation, Stimulus) • Leverage numerous behavioral factors grounded in sound investment theory and psychological underpinnings; factors supported by observations from a range of disciplines, including statistical analysis, fundamentals, economic science, and behavioral finance • Stock forecasts incorporate multi-factor analysis • Strategies designed to be uncorrelated with equity benchmarks and other traditional asset classes and indices • Leverage over 60 indicators: these most often can be classified as Value, Quality, Growth and Technical

13 Sector Tailwinds Expected to Support Long Term Growth Alpha Secular Trends Anticipated Impact for Acadian Brand Flows Asset Classes (expansion into Alts, ESG, China, etc) Explosive Growth in Alternative Data Continued Development of Advanced Techniques: Machine Learning, AI Scale of Investment in Data, Technology, and Talent Increasingly Important Growing Demand for Uncorrelated Strategies and Customization

14 • ESG focused strategies represented $1.04 trillion in AUM industrywide as of December 31, 2021(1) • Systematic investors well-positioned to customize sustainable portfolios and implement dynamic programs to meet Net Zero pathways • In 2021, expanded Responsible Investing Team to increase focus on integration, customization and engagement • Responsible investing capabilities integrate throughout all strategies and provide a platform for client- specific solutions and innovative engagement • Alpha Signals, Portfolio Customization, Net Zero Glidepaths Demand for Diversification, Downside Protection, and Fixed Income Replacements China Market Focused Strategies Acadian’s Recent and Ongoing Growth Initiatives Investment Theme Acadian Solutions • Systematic Macro ◦ Began offering to broad markets in late 2019; systematic macro strategies have since grown to $1.8 billion in AUM ◦ Multi-Asset Absolute Return, Commodities Absolute Return • Equity Alternative ◦ Systematically apply new signals, alternative data and portfolio construction techniques ◦ Differentiated Hedge Fund Strategies, Equity Long-Short, Market Neutral • China market is one of the world’s largest and most liquid, yet retail investor dominated and awash with market inefficiencies • Launched dedicated China A strategy in 2018, continue to expand strategy leveraging more local data and investment signals ESG / Responsible Investing __________________________________________________________ Please see Definitions and Additional Notes (1) “eVestment Institutional Trends Quarterly Webcast: Dec 2021”

15 • Leveraging broad quant capabilities to provide exposures and solutions sought by clients • Highly scalable offerings with substantial capacity and global demand • Multi-Asset Class capability has met increased demand for broad-based, bespoke investment solutions Disciplined Execution of Long-Term Growth Strategy • Product innovation ◦ Extensions of quant investment strategies into high-demand areas supported by ongoing seeding program • Distribution enhancements ◦ Expansion of distribution teams including entry into new markets and channels • Strong free cash flow generated from a broad array of investment strategies • Continue deploying free cash flow primarily toward share repurchases and to support organic growth • Ongoing expense discipline Continue Harnessing our Unique Quant Capabilities Additional Growth Levers Drive Shareholder Value __________________________________________________________ Please see Definitions and Additional Notes

16 Key Performance Metrics Key Performance Metrics(1) ($ in millions, unless otherwise noted) Three Months Ended December 31, Three Months Ended September 30, U.S. GAAP Basis 2021 2020 Increase (Decrease) 2021 Increase (Decrease) Revenue $ 162.9 $ 120.8 34.9% $ 117.9 38.2 % Pre-tax income from cont. ops. attributable to controlling interests(2) 58.5 263.3 (77.8) % 57.4 1.9 % Net income attributable to controlling interests 39.2 198.0 (80.2) % 229.5 (82.9) % Diluted shares outstanding (in millions) 73.5 81.8 83.2 Diluted earnings per share, $ $ 0.53 $ 2.42 (78.1) % $ 2.76 (80.8) % U.S. GAAP operating margin(2) 30% 22% 750 bps 24% 543 bps Economic Net Income Basis (Non-GAAP measure used by management)(2) ENI revenue $ 162.9 $ 119.4 36.4% $ 117.4 38.8 % Pre-tax economic net income 57.4 31.5 82.2% 32.6 76.1 % Economic net income 39.3 23.1 70.1% 23.6 66.5 % ENI diluted earnings per share, $ $ 0.53 $ 0.28 89.3% $ 0.28 89.3 % Adjusted EBITDA 69.1 42.1 64.1% 44.2 56.3 % ENI operating margin 41% 32% 880 bps 37% 416 bps Other Operational Information(2) Assets under management at period end ($ in billions) $ 117.2 $ 116.0 1.0% $ 113.7 3.1 % Net client cash flows ($ in billions) (0.8) (1.6) n/m (0.7) n/m Annualized revenue impact of net flows ($ in millions) 0.1 (7.8) n/m (1.6) n/m __________________________________________________________ Please see Definitions and Additional Notes (1) Please see Reconciliations and Disclosures for the reconciliation of Net income attributable to controlling interests to Adjusted EBITDA and ENI. (2) Landmark and TSW results are classified as discontinued operations and are therefore not reflected in U.S. GAAP pre-tax income from continuing operations attributable to controlling interests, U.S. GAAP operating margin, ENI and other operational metrics.

17 ENI Revenue • ENI revenue includes management fees and performance fees ◦ Includes our share of earnings from our previously disposed equity-accounted Affiliate in Q4’20 and Q3’21 • Q4'21 ENI revenue of $162.9 million increased from Q4'20 by 36% driven by higher performance fees that off-set the impact of dispositions • Management fees decreased (5)% from Q4'20 primarily due to a decrease in average AUM; impact of Barrow Hanley disposition and net outflows were partly offset by positive equity market return Commentary ENI Revenue(1) ($M) Three Months Ended December 31, Three Months Ended September 30, 2021 2020 Increase (Decrease) 2021 Increase (Decrease) Management fees $ 106.5 $ 112.5 (5)% $ 111.4 (4)% Performance fees 56.4 5.3 n/m 3.4 n/m Other income, including equity-accounted Affiliate — 1.6 n/m 2.6 n/m ENI revenue $ 162.9 $ 119.4 36% $ 117.4 39% __________________________________________________________ Please see Definitions and Additional Notes (1) Reflects reclassification of Landmark and TSW to discontinued operations.

18 ENI Operating Expenses(3) Three Months Ended December 31, Three Months Ended September 30, ($M) 2021 2020 Increase (Decrease) 2021 Increase (Decrease)$M % of MFs(2) $M % of MFs(2) $M % of MFs(2) Fixed compensation and benefits $ 25.1 23.6% $ 28.8 25.6% (13)% $ 23.6 21.2% 6% G&A expenses (excl. sales-based compensation) 16.5 15.5% 18.8 16.7% (12)% 16.1 14.5% 2% Depreciation and amortization 5.4 5.1% 5.0 4.5% 8% 5.4 4.8% —% Core operating expense subtotal $ 47.0 44.1% $ 52.6 46.8% (11)% $ 45.1 40.5% 4% Sales-based compensation 2.2 2.1% 2.1 1.9% 5% 1.9 1.7% 16% Total ENI operating expenses $ 49.2 46.2% $ 54.7 48.6% (10)% $ 47.0 42.2% 5% Note: ENI management fees $ 106.5 $ 112.5 (5)% $ 111.4 (4)% • Total ENI operating expenses reflect Affiliate operating expenses and Center expenses (excluding variable compensation) • ENI Operating expenses decreased to $49.2 million in Q4'21 from $54.7 million in Q4'20 reflecting the disposition of Affiliates; Q4'21 Operating Expense Ratio(1) decreased to 46.2% for the period from 48.6% in Q4'20 • 2022 Operating Expense Ratio expected to be approximately 42%-46% if the equity market remains at the same level; ratio is subject to fluctuations as assets and ENI management fees change __________________________________________________________ Please see Definitions and Additional Notes (1) Operating Expense Ratio reflects total ENI operating expenses as a percent of management fees. (2) Represents reported ENI management fee revenue. (3) Reflects reclassification of Landmark and TSW to discontinued operations. ENI Operating Expenses Commentary

19 ENI Variable Compensation(1) ($M) Three Months Ended December 31, Three Months Ended September 30, 2021 2020 Increase (Decrease) 2021 Increase (Decrease) Cash variable compensation $ 45.1 $ 23.8 89% $ 25.1 80% Add: Non-cash equity-based award amortization 1.6 2.3 (30)% 1.9 (16)% Variable compensation 46.7 26.1 79% 27.0 73% Earnings before variable compensation $ 113.7 $ 64.7 76% $ 70.4 62% Variable Compensation Ratio (VC as % of earnings before variable comp.) 41.1% 40.3% 73 bps 38.4% 272 bps • Variable compensation is typically awarded based on contractual percentage of each Affiliate’s ENI earnings before variable compensation plus Center bonuses and also includes a contractual split of certain performance fees which is recognized over the contractual vesting period ◦ Affiliate variable compensation includes cash and equity provided through recycling ◦ Center variable compensation includes cash and BSIG equity • Q4'21 Variable Compensation Ratio increased to 41.1% from 40.3% in Q4'20 • 2022 Variable Compensation Ratio expected to be 38%-40% ___________________________________________________________ Please see Definitions and Additional Notes (1) Reflects reclassification of Landmark and TSW to discontinued operations. ENI Variable Compensation Commentary

20 Affiliate Key Employee Distributions(1) Three Months Ended December 31, Three Months Ended September 30, ($M) 2021 2020 Increase (Decrease) 2021 Increase (Decrease) Earnings after variable compensation (ENI operating earnings) $ 67.0 $ 38.6 74% $ 43.4 54% Less: Affiliate key employee distributions (3.9) (2.0) 95% (5.0) (22)% Earnings after Affiliate key employee distributions $ 63.1 $ 36.6 72% $ 38.4 64% Affiliate Key Employee Distribution Ratio ( / ) 5.8% 5.2% 64 bps 11.5% (570) bps • Represents employees’ share of profit from their respective Affiliate, in some cases following an initial preference to BSIG • Q4'21 Distribution Ratio of 5.8% higher than Q4'20 mainly due to dispositions and mix of earnings • 2022 Distribution Ratio expected to be 7%-10%; mix of core and performance fee profits will have significant impact to the ratio __________________________________________________________ Please see Definitions and Additional Notes (1) Reflects reclassification of Landmark and TSW to discontinued operations. Affiliate Key Employee Distributions Commentary A A B B

21 Balance Sheet(1) ($M) December 31, 2021 December 31, 2020 Assets Cash and cash equivalents $ 252.1 $ 371.3 Restricted cash — 1.6 Investment advisory fees receivable 167.1 100.6 Right of use assets 65.1 78.6 Investments 54.5 90.0 Other assets 176.0 296.0 Assets held for sale — 326.8 Assets of consolidated Funds held for sale — 114.3 Total assets $ 714.8 $ 1,379.2 Liabilities and shareholders’ equity Accounts payable and accrued expenses $ 152.6 $ 109.6 Third party borrowings 394.9 394.3 Operating lease liabilities 77.6 94.8 Other liabilities 107.3 82.8 Liabilities held for sale — 313.3 Total liabilities $ 732.4 $ 994.8 Shareholders’ equity (17.6) 302.4 Non-controlling interests, including NCI of consolidated Funds — 82.0 Total equity (17.6) 384.4 Total liabilities and equity $ 714.8 $ 1,379.2 Weighted average quarterly diluted shares 73.5 81.8 Leverage ratio(2) 1.9 x 2.4 x Net leverage ratio(3) 0.7 x 0.1 x Balance Sheet Management • $0.01 per share interim dividend approved ◦ Payable March 25 to shareholders of record as of March 11 • December 31 net leverage ratio (third party borrowings and revolving credit facility, net of total cash and cash equivalents / Adj. EBITDA) of 0.7x ◦ Redeemed $125 million aggregate principal amount of 5.125% Senior Notes in January 2022 • Acadian fully paid down their stand-alone credit facility as of December 31, 2021 • Total seed and co-investment holdings of $8.8 million Capital Dividend _______________________________________________________________ (1) Reflects reclassification of TSW and Landmark to assets and liabilities held for sale as of December 31, 2020. (2) Represents the Company’s third party borrowings and revolving credit facility, divided by last twelve months Adjusted EBITDA. (3) Represents the Company’s third party borrowings and revolving credit facility, net of total cash and cash equivalents, divided by last twelve months Adjusted EBITDA.

22 Supplemental Information

23 Segment Information for Q4'21 and Q4'20 Three Months Ended December 31, 2021 Three Months Ended December 31, 2020 ($ in millions, unless otherwise noted) Quant & Solutions Other(4) Reconciling Items(1) Total U.S. GAAP (3) Quant & Solutions Liquid Alpha Other(4) Reconciling Items(1) Total U.S. GAAP (3) ENI Revenue $ 162.9 $ — $ — $ 162.9 $ 96.9 $ 15.6 $ 6.9 $ 1.4 $ 120.8 ENI Operating Expenses 44.0 5.2 14.6 63.8 39.7 4.7 10.3 10.4 65.1 Earnings before variable compensation 118.9 (5.2) (14.6) 99.1 57.2 10.9 (3.4) (9.0) 55.7 Variable compensation 32.7 14.0 — 46.7 20.1 4.2 1.8 0.7 26.8 Earnings after variable compensation 86.2 (19.2) (14.6) 52.4 37.1 6.7 (5.2) (9.7) 28.9 Affiliate key employee distributions 4.0 (0.1) — 3.9 1.4 0.7 (0.1) — 2.0 Earnings after Affiliate key employee distributions 82.2 (19.1) (14.6) 48.5 35.7 6.0 (5.1) (9.7) 26.9 Net interest expense — (5.7) (0.3) (6.0) — — (5.1) (1.2) (6.3) Net investment income — — 0.7 0.7 — — — 10.6 10.6 Gain on sale of Affiliate — — 15.3 15.3 — — — 234.1 234.1 Net loss attributable to non-controlling interest — — — — — — — (7.5) (7.5) Income tax (expense) benefit — (18.1) 1.6 (16.5) — — (8.4) (67.1) (75.5) Income from discontinued operations, net of tax — — 0.8 0.8 — — — 15.7 15.7 Loss on disposal of discontinued operations, net of tax — — (3.6) (3.6) — — — — — Economic Net Income $ 82.2 $ (42.9) $ (0.1) $ 39.2 $ 35.7 $ 6.0 $ (18.6) $ 174.9 $ 198.0 Adjusted EBITDA(2) $ 87.6 $ (18.5) $ (29.9) $ 39.2 $ 40.4 $ 6.0 $ (4.3) $ 155.9 $ 198.0 Segment Assets Under Management ($b) $ 117.2 $ — $ — $ 117.2 $ 107.0 $ 3.2 $ 5.8 $ — $ 116.0 __________________________________________________________ Please see Definitions and Additional Notes (1) For further information and additional reconciliations between GAAP and non-GAAP measures, refer to the Reconciliations and Disclosures section of this presentation and the Company’s Annual Report on Form 10-K. (2) Please see Reconciliations and Disclosures for the reconciliation of net income attributable to controlling interests to Adjusted EBITDA and ENI. (3) Represents U.S. GAAP equivalent of non-GAAP segment information presented. The most directly comparable U.S. GAAP measure of ENI revenue is U.S. GAAP revenue. The most directly comparable U.S. GAAP measure of ENI operating expenses is U.S. GAAP operating expenses, which is comprised of Operating expenses, Variable compensation and Affiliate key employee distributions above. The most directly comparable U.S. GAAP measure of Earnings after Affiliate key employee distributions is U.S. GAAP Operating Income. The U.S. GAAP equivalent of Economic Net Income is U.S. GAAP Net Income attributable to controlling interests. The U.S. GAAP equivalent of Adjusted EBITDA is U.S. GAAP Net Income attributable to controlling interests. (4) The Company’s reportable segments reflect the sales of Landmark and TSW. As a result of the divestitures, Landmark, previously included in the Alternative segment, is reported within discontinued operations and Alternatives no longer constitutes a reportable segment. The remaining portion of the Alternative segment, Campbell Global, has been reclassified to “Other”. TSW, previously included in the Liquid Alpha segment, is reported within discontinued operations and Liquid Alpha no longer constitutes a reportable segment as of the beginning of the second quarter 2021. The remaining portion of the Liquid Alpha segment, Investment Counselors of Maryland (“ICM”), has been reclassified to “Other” as of the beginning of 2021.

24 Three Months Ended September 30, 2021 ($ in millions, unless otherwise noted) Quant & Solutions Other(4) Reconciling Items(1) Total U.S. GAAP (3) ENI Revenue $ 110.6 $ 6.8 $ 0.5 $ 117.9 ENI Operating Expenses 39.4 7.6 10.1 57.1 Earnings before variable compensation 71.2 (0.8) (9.6) 60.8 Variable compensation 23.5 3.5 0.1 27.1 Earnings after variable compensation 47.7 (4.3) (9.7) 33.7 Affiliate key employee distributions 3.8 1.2 — 5.0 Earnings after Affiliate key employee distributions 43.9 (5.5) (9.7) 28.7 Net interest expense — (5.8) (0.4) (6.2) Net investment income — — 0.3 0.3 Gain (loss) on sale of Affiliate — — 34.6 34.6 Income tax expense — (9.0) (5.5) (14.5) Income from discontinued operations, net of tax — — 1.2 1.2 Gain on disposal of discontinued operations, net of tax — — 185.4 185.4 Economic Net Income $ 43.9 $ (20.3) $ 205.9 $ 229.5 Adjusted EBITDA(2) $ 49.1 $ (4.9) $ 185.3 $ 229.5 Segment Assets Under Management ($b) $ 113.7 $ — $ — $ 113.7 Segment Information for Q3'21 __________________________________________________________ Please see Definitions and Additional Notes (1) For further information and additional reconciliations between GAAP and non-GAAP measures, refer to the Reconciliations and Disclosures section of this presentation and the Company’s Annual Report on Form 10-k. (2) Please see Reconciliations and Disclosures for the reconciliation of net income attributable to controlling interests to Adjusted EBITDA and ENI. (3) Represents U.S. GAAP equivalent of non-GAAP segment information presented. The most directly comparable U.S. GAAP measure of ENI revenue is U.S. GAAP revenue. The most directly comparable U.S. GAAP measure of ENI operating expenses is U.S. GAAP operating expenses, which is comprised of Operating expenses, Variable compensation and Affiliate key employee distributions above. The most directly comparable U.S. GAAP measure of Earnings after Affiliate key employee distributions is U.S. GAAP Operating Income. The U.S. GAAP equivalent of Economic Net Income is U.S. GAAP Net Income attributable to controlling interests. The U.S. GAAP equivalent of Adjusted EBITDA is U.S. GAAP Net Income attributable to controlling interests. (4) The Company’s reportable segments reflect the sales of Landmark and TSW. As a result of the divestitures, Landmark, previously included in the Alternative segment, is reported within discontinued operations and Alternatives no longer constitutes a reportable segment. The remaining portion of the Alternative segment, Campbell Global, has been reclassified to “Other”. TSW, previously included in the Liquid Alpha segment, is reported within discontinued operations and Liquid Alpha no longer constitutes a reportable segment as of the beginning of the second quarter 2021. The remaining portion of the Liquid Alpha segment, ICM, has been reclassified to “Other” as of the beginning of 2021.

25 Assets Under Management Rollforward by Segment ($ in billions, unless otherwise noted) Three Months Ended December 31, 2021 December 31, 2020 September 30, 2021 Quant and Solutions Beginning balance $ 113.7 $ 95.1 $ 117.8 Gross inflows 2.9 3.1 2.8 Gross outflows (4.4) (5.0) (4.2) Reinvested income and distributions 0.7 0.6 0.7 Net flows (0.8) (1.3) (0.7) Market appreciation (depreciation) 4.3 13.2 (3.4) Ending balance $ 117.2 $ 107.0 $ 113.7 Average AUM(1) $ 114.0 $ 99.0 $ 116.8 Liquid Alpha Beginning balance $ — $ 46.9 $ — Removal of Affiliates — (48.6) — Gross inflows — 0.4 — Gross outflows — (1.2) — Reinvested income and distributions — 0.2 — Net flows — (0.6) — Market appreciation — 5.5 — Ending balance $ — $ 3.2 $ — Average AUM $ — $ 24.8 $ — Average AUM of consolidated Affiliates $ — $ 22.1 $ — Other Beginning balance $ — $ 5.7 $ 9.1 Removal of Affiliates $ — $ — $ (8.9) Gross inflows — 0.3 — Net flows — 0.3 — Market depreciation — (0.2) (0.2) Ending balance $ — $ 5.8 $ — Average AUM $ 5.8 $ 5.1 Average AUM of consolidated Affiliates $ 5.8 $ 3.1 Total Beginning balance $ 113.7 $ 147.7 $ 126.9 Removal of Affiliates — (48.6) (8.9) Gross inflows 2.9 3.8 2.8 Gross outflows (4.4) (6.2) (4.2) Reinvested income and distributions 0.7 0.8 0.7 Net flows (0.8) (1.6) (0.7) Market appreciation (depreciation) 4.3 18.5 (3.6) Ending balance $ 117.2 $ 116.0 $ 113.7 Discontinued operations adjustment(2) — 40.7 — Adjusted ending balance $ 117.2 $ 156.7 $ 113.7 Average AUM $ 114.0 $ 129.6 $ 121.9 Average AUM of consolidated Affiliates $ 114.0 $ 126.9 $ 119.9 ENI management fee rate of consolidated Affiliates 37.1 35.3 36.8 Basis points: inflows 41.6 38.8 47.1 Basis points: outflows 33.1 40.8 41.2 Annualized revenue impact of net flows (in millions) $ 0.1 $ (7.8) $ (1.6) ___________________________________________________________ (1) Average AUM equals average AUM of consolidated Affiliates. (2) The Company’s reportable segments reflect the sale of Landmark and TSW. As a result of the sale, Landmark, previously included in the Alternative segment, is reported within discontinued operations and Alternatives no longer constitutes a reportable segment. The remaining portion of the Alternative segment including Campbell Global, has been reclassified to “Other” for all prior periods TSW, previously included in the Liquid Alpha segment, is reported within discontinued operations for all periods presented and Liquid Alpha no longer constitutes a reportable segment as of the beginning of the second quarter of 2021. The remaining portion of the Liquid Alpha segment, including ICM, has been reclassified to “Other” as of the beginning of 2021.

26 Reconciliations and Disclosures

27 Three Months Ended ($ in millions) December 31, December 31, September 30, 2021 2020 2021 U.S. GAAP net income attributable to controlling interests $ 39.2 $ 198.0 $ 229.5 Adjustments to reflect the economic earnings of the Company: Non-cash key employee-owned equity and profit interest revaluations(3) 13.5 4.3 8.7 Amortization of acquired intangible assets(3) — 0.1 0.1 Capital transaction costs(3) 1.0 0.2 0.1 Seed/Co-investment (gains) losses and financings(3) (0.5) (7.5) 0.2 Tax benefit of goodwill and acquired intangible deductions 0.3 0.6 0.3 Discontinued operations attributable to controlling interests and restructuring (3)(4) (12.3) (239.1) (220.5) Total adjustment to reflect earnings of the Company $ 2.0 $ (241.4) $ (211.1) Tax effect of above adjustments(3) 0.3 63.4 6.8 ENI tax normalization (2.2) 3.1 (1.6) Economic net income $ 39.3 $ 23.1 $ 23.6 ENI net interest expense to third parties 5.7 5.1 5.8 Depreciation and amortization(5) 6.0 5.5 5.8 Tax on Economic Net Income 18.1 8.4 9.0 Adjusted EBITDA $ 69.1 $ 42.1 $ 44.2 Reconciliations from U.S. GAAP to Non-GAAP Measures(1)(2) i. Exclude non-cash expenses representing changes in the value of Affiliate equity and profit interests held by Affiliate key employees ii. Exclude non-cash amortization or impairment expenses related to acquired goodwill and other intangibles iii.Exclude capital transaction costs including the costs of raising debt or equity, gains or losses realized as a result of redeeming debt or equity and direct incremental costs associated with acquisitions of businesses or assets iv.Exclude gains/losses on seed capital and co- investments, as well as related financing costs v. Include cash tax benefits related to tax amortization of acquired intangibles vi.Exclude results of discontinued operations as they are not part of the ongoing business, and restructuring costs incurred in continuing operations vii. Exclude one-off tax benefits or costs unrelated to current operations ENI Adjustments ___________________________________________________________ Please see Definitions and Additional Notes (1) For further information and additional reconciliations between U.S. GAAP and non-GAAP measures, see the Company’s Annual Report on Form 10-K. (2) Reflects reclassification of Landmark and TSW to discontinued operations. (3) Tax-affected items for which adjustments are included in “Tax effect of above adjustments” line, excluding the discontinued operations component of item 6; taxed at 27.3% U.S. statutory rate (including state tax). (4) The three months ended December 31, 2021 includes loss from discontinued operations attributable to controlling interests of $2.8 million and restructuring costs, which include costs associated with the transfer of an insurance policy from our former Parent of $0.3 million, restructuring at the Center and Affiliates of $(0.2) million, and the gain on sale of Affiliates of $(15.3) million. The three months ended December 31, 2020 includes income from discontinued operations attributable to controlling interests of ($10.2) million and restructuring costs, which include costs associated with the transfer of an insurance policy from our former Parent of $0.6 million, restructuring related expenses at the Center and Affiliates of $4.6 million, and the gain on sale of Barrow Hanley, a former Affiliate, of $(234.1) million. The three months ended September 30, 2021 includes income from discontinued operations attributable to controlling interests of $(186.6) million and restructuring costs, which include costs associated with the transfer of an insurance policy from our former Parent of $0.3 million, and restructuring related expenses at the Center and Affiliates of $0.5 million, and the gain on sale of Affiliates of $(34.6) million. (5) Includes non-cash equity-based award amortization expense. 1 3 2 3 4 5 7 6 2 1 4 5 6 7

28 Reconciliations from U.S. GAAP to Non-GAAP Measures(1) (cont.) Reconciliation of per-share U.S. GAAP Net Income to Economic Net Income per share(2) ($) Three Months Ended December 31, December 31, September 30, 2021 2020 2021 U.S. GAAP net income per share $ 0.53 $ 2.42 $ 2.76 Adjustments to reflect the economic earnings of the Company: i. Non-cash key employee-owned equity and profit interest revaluations 0.18 0.05 0.10 ii. Capital transaction costs 0.01 — — iii. Seed/Co-investment (gains) losses and financing (0.01) (0.09) — iv. Tax benefit of goodwill and acquired intangibles deductions 0.01 0.01 — v. Discontinued operations and restructuring (0.17) (2.92) (2.65) vi. ENI tax normalization (0.03) 0.04 (0.01) Tax effect of above adjustments, as applicable 0.01 0.78 0.08 Economic net income per share $ 0.53 $ 0.29 $ 0.28 Reconciliation of U.S. GAAP Revenue to ENI Revenue(2) ($ in millions) Three Months Ended December 31, December 31, September 30, 2021 2020 2021 U.S. GAAP revenue $ 162.9 $ 120.8 $ 117.9 Include investment return on equity-accounted Affiliate — 0.8 0.2 Exclude revenue from consolidated Funds — (0.9) — Exclude fixed compensation reimbursed by customers — (1.3) (0.7) ENI revenue $ 162.9 $ 119.4 $ 117.4 ___________________________________________________________ Please see Definitions and Additional Notes (1) For further information and additional reconciliations between U.S. GAAP and non-GAAP measures, see the Company’s Annual Report on Form 10-K. (2) Reflects reclassification of Landmark and TSW to discontinued operations.

29 Reconciliations from U.S. GAAP to Non-GAAP Measures(1) (cont.) Reconciliation of U.S. GAAP Operating Expense to ENI Operating Expense(2) ($ in millions) Three Months Ended December 31, December 31, September 30, 2021 2020 2021 U.S. GAAP operating expense $ 114.4 $ 93.9 $ 89.2 Less: items excluded from ENI Non-cash key employee-owned equity and profit interest revaluations (13.5) (4.3) (8.7) Amortization of acquired intangible assets — (0.1) (0.1) Capital transaction costs (0.9) — 0.1 Restructuring costs(3) (0.2) (5.3) (0.8) Compensation reimbursed by customers — (1.3) (0.7) Funds’ operating expense — (0.1) — Less: items segregated out of U.S. GAAP operating expense Variable compensation(4) (46.7) (26.1) (27.0) Affiliate key employee distributions (3.9) (2.0) (5.0) ENI operating expense $ 49.2 $ 54.7 $ 47.0 ___________________________________________________________ Please see Definitions and Additional Notes (1) For further information and additional reconciliations between U.S. GAAP and non-GAAP measures, see the Company’s Annual Report on Form 10-K. (2) Reflects reclassification of Landmark and TSW to discontinued operations. (3) The three months ended December 31, 2021 includes costs associated with the transfer of an insurance policy from our former Parent of $0.3 million and restructuring at the Center and Affiliates of $(0.2) million. The three months ended December 31, 2020 includes costs associated with the transfer of an insurance policy from our former Parent of $0.6 million, and restructuring related expenses at the Center and Affiliates of $4.6 million. The three months ended September 30, 2021 includes costs associated with the transfer of an insurance policy from our former Parent of $0.3 million and restructuring related expenses at the Center and Affiliates of $0.5 million. (4) Represents ENI variable compensation. For the three months ended December 31, 2021, December 31, 2020, and September 30, 2021, the U.S. GAAP equivalent of variable compensation was $46.7 million, $26.8 million and $27.1 million, respectively.

30 Reconciliations from U.S. GAAP to Non-GAAP Measures(1)(cont.) Reconciliation of U.S. GAAP Pre-tax Income from Continuing Operations to Pre-tax ENI(2) ($ in millions) Three Months Ended December 31, December 31, September 30, 2021 2020 2021 U.S. GAAP pre-tax income from continuing operations $ 58.5 $ 265.3 $ 57.4 Adjustments to reflect the economic earnings of the Company: Non-cash key employee-owned equity and profit interest revaluations 13.5 4.3 8.7 Amortization of acquired intangible assets — 0.1 0.1 Capital transaction costs 1.0 0.2 0.1 Seed/Co-investment (gains) losses and financings (0.5) (7.5) 0.2 Discontinued operations and restructuring costs(3) (15.1) (228.9) (33.9) Net (income) loss attributable to non-controlling interests from continuing operations — (2.0) — Pre-tax ENI $ 57.4 $ 31.5 $ 32.6 ___________________________________________________________ Please see Definitions and Additional Notes (1) For further information and additional reconciliations between U.S. GAAP and non-GAAP measures, see the Company’s Annual Report on Form 10-K. (2) Reflects reclassification of Landmark and TSW to discontinued operations. (3) The three months ended December 31, 2021 includes costs associated with the transfer of an insurance policy from our former Parent of $0.3 million, restructuring at the Center and Affiliates of $(0.2) million, and the gain on sale of Affiliates of $(15.3) million. The three months ended December 31, 2020 includes costs associated with the transfer of an insurance policy from our former Parent of $0.6 million, restructuring related expenses at the Affiliates of $4.6 million, and the gain on sale of Barrow Hanley of $(234.1) million. The three months ended September 30, 2021 includes costs associated with the transfer of an insurance policy from our former Parent of $0.3 million, restructuring related expenses at the Center and Affiliates of $0.5 million, and the gain on sale of Affiliates of $(34.6) million.

31 Definitions and Additional Notes References to “BrightSphere,” “BSIG” or the “Company” refer to BrightSphere Investment Group Inc.; references to “OM plc” or “Parent” refer to Old Mutual plc, the Company’s former parent; references to “BSUS” or the “Center” refer to the holding company excluding the Affiliates. BrightSphere operates its business through one asset management firm (the “Affiliate”). BrightSphere’s distribution activities are conducted in various jurisdictions through affiliated companies in accordance with local regulatory requirements. The Company uses a non-GAAP performance measure referred to as economic net income (“ENI”) to represent its view of the underlying economic earnings of the business. ENI is used to make resource allocation decisions, determine appropriate levels of investment or dividend payout, manage balance sheet leverage, determine Affiliate variable compensation and equity distributions, and incentivize management. The Company’s ENI adjustments to U.S. GAAP include both reclassifications of U.S. GAAP revenue and expense items, as well as adjustments to U.S. GAAP results, primarily to exclude non-cash, non-economic expenses, or to reflect cash benefits not recognized under U.S. GAAP. The Company re-categorizes certain line items on the income statement to: • exclude the effect of Fund consolidation by removing the portion of Fund revenues, expenses and investment return which is not attributable to its shareholders. • include within management fee revenue any fees paid to Affiliates by consolidated Funds, which are viewed as investment income under U.S. GAAP. • include the Company’s share of earnings from equity-accounted Affiliates within other income, rather than investment income; • treat sales-based compensation as a general and administrative expense, rather than part of fixed compensation and benefits; • identify separately from operating expenses, variable compensation and Affiliate key employee distributions, which represent Affiliate earnings shared with Affiliate key employees; and • net the separate revenues and expenses recorded under U.S. GAAP for certain Fund expenses initially paid by the Company’s Affiliates on the Fund’s behalf and subsequently reimbursed, to better reflect the actual economics of the Company’s business. The Company also makes the following adjustments to U.S. GAAP results to more closely reflect its economic results by: i. excluding non-cash expenses representing changes in the value of Affiliate equity and profit interests held by Affiliate key employees. These ownership interests may in certain circumstances be repurchased by BrightSphere at a value based on a pre-determined fixed multiple of trailing earnings and as such this value is carried on the Company’s balance sheet as a liability. Non-cash movements in the value of this liability are treated as compensation expense under U.S. GAAP. However, any equity or profit interests repurchased by BrightSphere can be used to fund a portion of future variable compensation awards, resulting in savings in cash variable compensation that offset the negative cash effect of repurchasing the equity. ii. excluding non-cash amortization or impairment expenses related to acquired goodwill and other intangibles as these are non-cash charges that do not result in an outflow of tangible economic benefits from the business. It also excludes the amortization of acquisition-related contingent consideration, as well as the value of employee equity owned pre-acquisition, where such items have been included in compensation expense as a result of ongoing service requirements for certain employees. Please note that the revaluations related to these acquisition-related items are included in (i) above. iii. excluding capital transaction costs, including the costs of raising debt or equity, gains or losses realized as a result of redeeming debt or equity and direct incremental costs associated with acquisitions of businesses or assets. iv. excluding seed capital and co-investment gains, losses and related financing costs. The net returns on these investments are considered and presented separately from ENI because ENI is primarily a measure of the Company’s earnings from managing client assets, which therefore differs from earnings generated by its investments in Affiliate products, which can be variable from period to period. v. including cash tax benefits associated with deductions allowed for acquired intangibles and goodwill that may not be recognized or have timing differences compared to U.S. GAAP. vi. excluding the results of discontinued operations attributable to controlling interests since they are not part of the Company’s ongoing business, restructuring costs incurred in continuing operations and the impact of a one-time compensation arrangement entered into that includes advances against future compensation payments. vii. excluding deferred tax resulting from changes in tax law and expiration of statutes, adjustments for uncertain tax positions, deferred tax attributable to intangible assets and other unusual items not related to current operating results to reflect ENI tax normalization.

32 The Company adjusts its income tax expense to reflect any tax impact of its ENI adjustments. Adjusted EBITDA Adjusted EBITDA is defined as economic net income before interest, income taxes, depreciation and amortization. The Company notes that its calculation of Adjusted EBITDA may not be consistent with Adjusted EBITDA as calculated by other companies. The Company believes Adjusted EBITDA is a useful liquidity metric because it indicates the Company’s ability to make further investments in its business, service debt and meet working capital requirements. Refer to the reconciliation of U.S. GAAP net income attributable to controlling interests to ENI and Adjusted EBITDA. Segment ENI Segment ENI represents ENI for each of the Company’s reportable segments, calculated in accordance with the Company’s definition of Economic Net Income, before income tax, interest income and interest expense. Methodologies for calculating investment performance: Revenue-weighted investment performance measures the percentage of management fee revenue generated by Affiliate strategies which are beating benchmarks. It calculates each strategy’s percentage weight by taking its estimated composite revenue over total composite revenues in each period, then sums the total percentage of revenue for strategies outperforming. Equal-weighted investment performance measures the percentage of Affiliate scale strategies (defined as strategies with greater than $100 million of AUM) beating benchmarks. Each outperforming strategy over $100 million has the same weight; the calculation sums the number of strategies outperforming relative to the total number of composites over $100 million. Asset-weighted investment performance measures the percentage of AUM in strategies beating benchmarks. It calculates each strategy’s percentage weight by taking its composite AUM over total composite AUM in each period, then sums the total percentage of AUM for strategies outperforming. ENI operating earnings ENI operating earnings represents ENI earnings before Affiliate key employee distributions and is calculated as ENI revenue, less ENI operating expense, less ENI variable compensation. It differs from economic net income because it does not include the effects of Affiliate key employee distributions, net interest expense or income tax expense. ENI operating margin The ENI operating margin, which is calculated before Affiliate key employee distributions, is used by management and is useful to investors to evaluate the overall operating margin of the business without regard to the Company’s various ownership levels at each of the Affiliates. ENI operating margin is a non-GAAP efficiency measure, calculated based on ENI operating earnings divided by ENI revenue. The ENI operating margin is most comparable to the Company’s U.S. GAAP operating margin. ENI management fee revenue ENI Management fee revenue corresponds to U.S. GAAP management fee revenue. ENI operating expense ratio The ENI operating expense ratio is used by management and is useful to investors to evaluate the level of operating expense as measured against the Company’s recurring management fee revenue. The Company has provided this ratio since many operating expenses, including fixed compensation & benefits and general and administrative expense, are generally linked to the overall size of the business. The Company tracks this ratio as a key measure of scale economies at BrightSphere because in its profit sharing economic model, scale benefits both the Affiliate employees and BrightSphere shareholders. Definitions and Additional Notes

33 Definitions and Additional Notes ENI earnings before variable compensation ENI earnings before variable compensation is calculated as ENI revenue, less ENI operating expense. ENI variable compensation ratio The ENI variable compensation ratio is calculated as variable compensation divided by ENI earnings before variable compensation. It is used by management and is useful to investors to evaluate consolidated variable compensation as measured against the Company’s ENI earnings before variable compensation. Variable compensation is usually awarded based on a contractual percentage of each Affiliate’s ENI earnings before variable compensation and may be paid in the form of cash or non-cash Affiliate equity or profit interests. Center variable compensation includes cash and BrightSphere equity. Non-cash variable compensation awards typically vest over several years and are recognized as compensation expense over that service period. ENI Affiliate key employee distribution ratio The Affiliate key employee distribution ratio is calculated as Affiliate key employee distributions divided by ENI operating earnings. The ENI Affiliate key employee distribution ratio is used by management and is useful to investors to evaluate Affiliate key employee distributions as measured against the Company’s ENI operating earnings. Affiliate key employee distributions represent the share of Affiliate profits after variable compensation that is attributable to Affiliate key employee equity and profit interests holders, according to their ownership interests. At certain Affiliates, BSUS is entitled to an initial preference over profits after variable compensation, structured such that before a preference threshold is reached, there would be no required key employee distributions, whereas for profits above the threshold the key employee distribution amount would be calculated based on the key employee economic percentages at its consolidated Affiliates. U.S. GAAP operating margin U.S. GAAP operating margin equals operating income from continuing operations divided by total revenue. Consolidated Funds Financial information presented in accordance with U.S. GAAP may include the results of consolidated pooled investment vehicles, or Funds, managed by the Company’s Affiliates, where it has been determined that these entities are controlled by the Company. Financial results which are “attributable to controlling interests” exclude the impact of Funds to the extent it is not attributable to the Company’s shareholders. Annualized revenue impact of net flows (“NCCF”) Annualized revenue impact of net flows represents annualized management fees expected to be earned on new accounts and net assets contributed to existing accounts (inflows), less the annualized management fees lost on terminated accounts or net assets withdrawn from existing accounts (outflows), plus revenue impact from reinvested income and distribution. Annualized management fee for client flow is calculated by multiplying the annual gross fee rate for the relevant account with the inflow or the outflow, including equity-accounted Affiliates. In addition, reinvested income and distribution for each segment is multiplied by average fee rate for the respective segment to compute the revenue impact. Reinvested income and distributions Net flows include reinvested income and distributions made by BrightSphere’s Affiliates. Reinvested income and distributions represent investment yield not distributed as cash, and reinvested back to the portfolios. Realizations and Other Realizations include distributions related to the sale of alternative assets and represent return on investments. n/m “Not meaningful.”